UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2014 (September 22, 2014)

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Edward M. Weil, Jr., as Chief Executive Officer

On September 22, 2014, the board of directors of RCS Capital Corporation (the “Company”) appointed Edward M. Weil, Jr., the Company’s President and a member of the Company’s board of directors, to serve as Chief Executive Officer of the Company, effective immediately.

There has been no change to Mr. Weil’s previously existing compensation arrangements with the Company as a result of this appointment.

Mr. Weil’s compensation arrangements with the Company and other information about Mr. Weil has been previously disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2014 and in other SEC filings.

Simultaneously with the appointment of Mr. Weil as Chief Executive Officer of the Company, the Company also accepted the resignation of Mr. Weil as President of the Company, effective immediately. Mr. Weil did not resign as a result of any disagreement with the Company.

Resignation of William M. Kahane as Chief Executive Officer

Also on September 22, 2014, the Company accepted the resignation of William M. Kahane as Chief Executive Officer of the Company, effective immediately. Mr. Kahane did not resign as a result of any disagreement with the Company and will continue to serve as a member of the Company’s board of directors.

Item 8.01. Other Events.

On September 23, 2014, the Company issued a press release announcing the appointment of Mr. Weil as Chief Executive Officer of the Company and the resignation of Mr. Kahane as Chief Executive Officer of the Company.

The Company also announced the appointment of John H. Grady as Chief Strategy and Risk Officer of the Company and Sanjay Yodh as Executive Vice President of the Company’s liquid alternative investments.

In addition, the Company announced the appointment of Bill Dwyer as Chief Executive Officer of Realty Capital Securities, LLC, an operating subsiding of the Company.

A copy of the press release announcing the foregoing is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated September 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: September 23, 2014	By:	/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer and Director